Exhibit 99.1

CorEnergy Releases Third Quarter 2015 Results

KANSAS CITY, Mo. -- CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) (“CorEnergy” or the “Company”) today announced financial results for the quarter ended September 30, 2015.

Third Quarter Developments and Subsequent Events

•	Declared common stock dividend of $0.15 per share quarterly ($0.60 annualized), as expected, an 11.1% increase

•	Delivered Adjusted Funds from Operations (AFFO) of $0.22 per share (basic) and $0.20 per share (diluted) in the quarter

•	Reiterated CorEnergy’s long-term annual growth target of 3-5% in common stock dividends

•	Recorded a non-cash provision of ~$7 million, net of taxes on Black Bison financing note

•	Announced a 1-for-5 reverse stock split, expected to begin trading December 2, 2015

“CorEnergy’s third quarter results demonstrate the company’s ability to deliver upon expectations. Our lease and transportation revenues included a full quarter of rent from the Grand Isle Gathering System. Based on the increased contribution from GIGS, we raised our quarterly cash dividend by 11%, to an annualized rate of $0.60 per share,” said David Schulte, Chief Executive Officer of CorEnergy. “The stability of revenues reinforces the resiliency of CorEnergy’s strategy of investing in critical infrastructure assets that create value for our shareholders.”

Quarterly Performance Summary

Results for the third quarter of 2015 included Contribution Margin1 of $20.9 million from rent payments under leases and other revenues. Adjusted Funds from Operations (AFFO) in the third quarter of 2015 were $13.2 million, $0.22 per share (basic) and $0.20 per share (diluted), providing ample coverage of our common stock dividend of $0.15 for the third quarter.

Third quarter 2015 and third quarter 2014 results are not directly comparable, due to acquisitions and capital markets activity in both years.

	Third Quarter
	Ended September 30, 2015
		Per Share
	Total	(Basic)	(Diluted)
Net Income (Attributable to Common Stockholders)	$(609,890)	$(0.01)	$(0.01)
NAREIT Funds from Operation (NAREIT FFO)	$4,622,975	$0.08	$0.08
Funds From Operation (FFO)	$5,614,014	$0.09	$0.09
Adjusted Funds From Operations (AFFO)	$13,153,835	$0.22	$0.20

NAREIT FFO, FFO and AFFO are non-GAAP measures presented in accordance with the guidelines for calculation and reporting issued by the National Association of Real Estate Investment Trusts.

NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and noncontrolling interests. Adjustments for noncontrolling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of non-recurring nature, less maintenance, capital expenditures (if any) amortization of debt premium and other adjustments as deemed appropriate by management . Management uses AFFO as a measure of long-term sustainable operational performance.  A reconciliation of NAREIT FFO, FFO and AFFO, as presented, to Net income attributable to CorEnergy stockholders is included in the additional financial information attached to this press release.

Portfolio Update

Pinedale LGS: The 2015 annual adjustments for changes in the Consumer Price Index (capped at 2 percent per year) increased quarterly rent by $85 thousand for the Pinedale assets under the long-term triple net lease with operator Ultra Petroleum.

Portland Terminal Facility: At the end of the third quarter, CorEnergy had made approximately $9.7 million of the expected $10 million investment in construction on the site, triggering an increase of approximately $92 thousand a month in base rent under the long-term triple net lease with operator Arc Terminals.

MoGas Pipeline: On July 6, the deadline for appeal of a certification proceeding before the Federal Energy Regulatory Commission (FERC) passed without appeal.  FERC’s decision to allow MoGas to include the acquisition premium in its rate base for purposes of determining initial rates was upheld.

Omega Pipeline: Omega’s previous agreement with the Department of Defense (DoD) was extended to December 31, 2015, as of September 30, 2015. Omega anticipates receiving a future notice for further extension of the bridge agreement if necessary, and is currently working to reach terms under a new 10-year agreement, with terms similar to the previous 10-year agreement.

Black Bison Financing Note: In the third quarter, CorEnergy recorded a non-cash provision for loan losses of approximately $7 million, net of tax in relation to its financing note extended to Black Bison Water Services. Black Bison continues to work through the current downturn in upstream activity in its core service territories, while maintaining its operating plan for potential growth.

Dividend Update

A third quarter common stock cash dividend of $0.15 was declared on October 28, 2015, payable on November 30, 2015. The 11.1% increase from the second quarter dividend is associated with additional cash flows in connection with the GIGS acquisition. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November. Dividend payouts may be affected by cash flow requirements and remain subject to other risks and uncertainties.

For the 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the third quarter, payable on November 30, 2015. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of August, November, February and May.

Outlook

CorEnergy expects its energy infrastructure portfolio – the GIGS, Pinedale LGS, MoGas Pipeline, Portland Terminal Facility and Omega Pipeline – to produce stable, recurring revenues going forward. The Company believes these cash flows will support sustainable dividend payments of $0.60 per share annualized, as well as a long-term dividend growth target of 1-3% annually from existing contracts, and 3-5% inclusive of acquisitions over the long run.

The Company is evaluating a broad set of infrastructure opportunities in the range of $50 to $250 million per project. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.

Reverse Stock Split

Today, CorEnergy is announcing that its Board of Directors has approved a 1-for-5 reverse stock split of its outstanding shares of common stock. The reverse stock split is scheduled to take effect at approximately 5:00 pm Eastern Time on December 1, 2015 (the “Effective Time”).  At the Effective Time, every 5 issued and outstanding shares of common stock of the Company will be converted into one share of common stock of the Company.  The par value of each share of common stock and the number of CorEnergy’s authorized shares of common stock will remain unchanged.  The shares are expected to begin trading on a split-adjusted basis at market open on December 2, 2015. Trading in the common stock will continue on the NYSE under the symbol “CORR” but the security will be assigned a new CUSIP number.  The Company believes that existing stockholders will benefit from the ability to attract a broader range of investors as result of the reverse stock split and a higher per share stock price.

Following the Effective Date of the reverse stock split, dividends per share are expected to be $.75 per quarter, or $3.00 annualized, reflecting the 1-for-5 reverse stock split. Common shares outstanding will decrease to 11,924,148 from 59,620,742 (at September 30, 2015).  The reverse stock split will not have an effect on the dividend payable on November 30, 2015, to shareholders of record on November 13, 2015.  As noted above, dividend payouts may be affected by cash flow requirements and remain subject to other risks and uncertainties.

No fractional shares will be issued in connection with the reverse stock split. Instead, each stockholder that otherwise would receive fractional shares will be entitled to receive, in lieu of such fractional shares, cash in an amount determined on the basis of the closing price of CorEnergy’s common stock on the NYSE on December 1, 2015. The reverse stock split will apply to all of CorEnergy’s outstanding shares of common stock as of the Effective Time. Stockholders of record will be receiving information from Computershare Investor Services, CorEnergy’s transfer agent, regarding their stock ownership following the reverse stock split and cash in lieu of fractional share payments, if applicable. Stockholders who hold their shares in brokerage accounts or “street name” are not required to take any action in connection with the reverse stock split.

Third Quarter 2015 Earnings Conference Call

CorEnergy will host a conference call on Tuesday, November 10, 2015, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035

(for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at www.corenergy.corridortrust.com.

A replay of the call will be available until 11:59 p.m. Central Time December 10, 2015, by dialing 877-660-6853 (for international, 1-201-612-7415). The Conference ID is 13623110.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential midstream and downstream energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.corridortrust.com.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

1 Contribution Margin is a non-GAAP measure defined as Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results, as reported in the MD&A section of CorEnergy’s Form 10-Q. Management believes that Lease Revenue, Security Distributions, Financing Revenue and Operating Results provides investors with information that will assist them in analyzing the operating performance of our leased assets, financing notes receivable, other equity securities and operating entities. As it pertains to other equity securities, the Company believes that net distributions received are indicative of the operating performance of the assets. Reconciliations of these results to Adjusted EBITDA and to Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

CorEnergy Infrastructure Trust, Inc.
Consolidated Balance Sheets

	September 30, 2015	December 31, 2014
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $29,508,671 and $19,417,025	$513,005,304	$260,280,029
Leased property held for sale, net of accumulated depreciation of $0 and $5,878,933	—	8,247,916
Property and equipment, net of accumulated depreciation of $5,117,063 and $2,623,020	120,436,249	122,820,122
Financing notes and related accrued interest receivable, net of reserve of $7,610,000 and $0	13,235,876	20,687,962
Other equity securities, at fair value	8,658,068	9,572,181
Cash and cash equivalents	16,862,808	7,578,164
Accounts and other receivables	9,401,857	7,793,515
Intangibles and deferred costs, net of accumulated amortization of $2,423,412 and $2,271,080	4,848,287	4,384,975
Prepaid expenses and other assets	457,424	732,110
Deferred tax asset	960,119	—
Goodwill	1,718,868	1,718,868
Total Assets	$689,584,860	$443,815,842
Liabilities and Equity
Current maturities of long-term debt	$7,128,000	$3,528,000
Long-term debt	212,840,918	63,532,000
Asset retirement obligation	12,321,617	—
Accounts payable and other accrued liabilities	5,490,626	3,935,307
Management fees payable	1,793,075	1,164,399
Deferred tax liability	—	1,262,587
Line of credit	—	32,141,277
Unearned revenue	—	711,230
Total Liabilities	$239,574,236	$106,274,800
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 and 0 issued and outstanding as of September 30, 2015, and December 31, 2014	$56,250,000	—
Capital stock, non-convertible, $0.001 par value; 59,629,941 and 46,605,055 shares issued and outstanding at September 30, 2015, and December 31, 2014 (100,000,000 shares authorized)	59,630	46,605
Additional paid-in capital	367,548,287	309,950,440
Accumulated other comprehensive income	(27,779)	453,302
Total CorEnergy Equity	423,830,138	310,450,347
Non-controlling Interest	26,180,486	27,090,695
Total Equity	450,010,624	337,541,042
Total Liabilities and Equity	$689,584,860	$443,815,842

Consolidated Statements of Income

	For The Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenue
Lease revenue	$16,966,056	$7,191,187	$31,102,036	$21,019,272
Sales revenue	1,434,694	1,741,209	5,442,257	6,814,346
Financing revenue	182,604	413,482	1,511,900	578,829
Transportation revenue	3,557,096	—	10,753,810	—
Total Revenue	22,140,450	9,345,878	48,810,003	28,412,447
Expenses
Cost of sales (excluding depreciation expense)	382,851	1,284,711	2,201,139	5,377,067
Management fees	1,716,423	813,921	4,055,919	2,359,054
Acquisition expense and professional fees	792,939	725,455	2,451,485	1,427,046
Depreciation, amortization and ARO accretion expense	5,836,665	3,252,604	13,381,483	9,619,835
Provision for loan losses	7,951,137	—	7,951,137	—
Transportation, maintenance and general and administrative	856,050	—	2,924,010	—
Operating expenses	264,812	210,009	666,845	646,283
Other expenses	328,400	302,117	804,206	823,308
Total Expenses	18,129,277	6,588,817	34,436,224	20,252,593
Operating Income	$4,011,173	$2,757,061	$14,373,779	$8,159,854
Other Income (Expense)
Net distributions and dividend income	$241,563	$1,688,830	$1,025,381	$1,699,874
Net realized and unrealized gain (loss) on other equity securities	(1,408,751)	(865,470)	(915,568)	2,512,738
Interest expense	(3,854,913)	(977,635)	(6,129,073)	(2,623,972)
Total Other Income (Expense)	(5,022,101)	(154,275)	(6,019,260)	1,588,640
Income (Loss) before income taxes	(1,010,928)	2,602,786	8,354,519	9,748,494
Taxes
Current tax expense	105,020	486,054	645,255	1,340,129
Deferred tax expense (benefit)	(1,953,973)	(161,171)	(2,222,706)	241,146
Income tax expense (benefit), net	(1,848,953)	324,883	(1,577,451)	1,581,275
Net Income	838,025	2,277,903	9,931,970	8,167,219
Less: Net Income attributable to non-controlling interest	410,806	389,485	1,232,985	1,167,734
Net Income available to CorEnergy Stockholders	$427,219	$1,888,418	$8,698,985	$6,999,485
Preferred dividend requirements	1,037,109	—	2,811,719	—
Net Income (Loss) attributable to Common Stockholders	$(609,890)	$1,888,418	$5,887,266	$6,999,485

Net Income	$838,025	$2,277,903	$9,931,970	$8,167,219
Other comprehensive income (loss):
Changes in fair value of qualifying hedges attributable to CorEnergy stockholders	(223,176)	214,602	(481,081)	(126,856)
Changes in fair value of qualifying hedges attributable to non-controlling interest	(52,180)	50,175	(112,479)	(29,660)
Net Change in Other Comprehensive Income (Loss)	$(275,356)	$264,777	$(593,560)	$(156,516)
Total Comprehensive Income	562,669	2,542,680	9,338,410	8,010,703
Less: Comprehensive income attributable to non-controlling interest	358,626	439,660	1,120,506	1,138,074
Comprehensive Income attributable to CorEnergy Stockholders	$204,043	$2,103,020	$8,217,904	$6,872,629
Earnings (Loss) Per Common Share:
Basic	$(0.01)	$0.06	$0.11	$0.23
Diluted	$(0.01)	$0.06	$0.11	$0.23
Weighted Average Shares of Common Stock Outstanding:
Basic	59,620,742	31,641,851	51,331,901	31,090,370
Diluted	59,620,742	31,637,568	51,331,901	31,090,370
Dividends declared per share	$0.135	$0.130	$0.400	$0.384

Consolidated Statements of Equity

	Capital Stock		Preferred Stock	Warrants	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-Controlling Interest	Total
	Shares	Amount	Amount
Balance at December 31, 2013	$24,156,163	$24,156	—	$1,370,700	$173,441,019	$777,403	$1,580,062	$28,348,030	$205,541,370
Net Income	—	—	—	—	—	—	7,013,856	1,556,157	8,570,013
Net change in cash flow hedges	—	—	—	—	—	(324,101)	—	(75,780)	(399,881)
Total comprehensive income	—	—	—	—	—	(324,101)	7,013,856	1,480,377	8,170,132
Net offering proceeds from issuance of common stock	22,425,000	22,425	—	—	141,702,803	—	—	—	141,725,228
Dividends	—	—	—	—	(6,734,166)	—	(8,593,918)	—	(15,328,084)
Common stock issued under director's compensation plan	4,027	4	—	—	29,996	—	—	—	30,000
Distributions to Non-controlling interest	—	—	—	—	—	—	—	(2,737,712)	(2,737,712)
Reinvestment of dividends paid to stockholders	19,865	20	—	—	140,088	—	—	—	140,108
Warrant expiration	—	—	—	(1,370,700)	1,370,700	—	—	—	—
Balance at December 31, 2014	46,605,055	46,605	—	—	309,950,440	453,302	—	27,090,695	337,541,042
Net income	—	—	—	—	—	—	8,698,985	1,232,985	9,931,970
Net change in cash flow hedges	—	—	—	—	—	(481,081)	—	(112,479)	(593,560)
Total comprehensive income	—	—	—	—	—	(481,081)	8,698,985	1,120,506	9,338,410
Issuance of Series A cumulative redeemable preferred stock, 7.375% - redemption value	—	—	56,250,000	—	(2,039,524)	—	—	—	54,210,476
Net offering proceeds from issuance of common stock	12,937,500	12,938	—	—	73,244,427	—	—	—	73,257,365
Series A preferred stock dividends	—	—	—	—	—	—	(2,466,015)	—	(2,466,015)
Common stock dividends	—	—	—	—	(14,168,675)	—	(6,232,970)	—	(20,401,645)
Common stock issued under director's compensation plan	13,388	13	—	—	89,987	—	—	—	90,000
Distributions to Non-controlling interest	—	—	—	—	—	—	—	(2,030,715)	(2,030,715)
Reinvestment of dividends paid to common stockholders	73,997	74	—	—	471,632	—	—	—	471,706
Balance at September 30, 2015 (Unaudited)	$59,629,940	$59,630	$56,250,000	—	$367,548,287	$(27,779)	—	$26,180,486	$450,010,624

Consolidated Statements of Cash Flows

	For the Nine Months Ended
	September 30, 2015	September 30, 2014
Operating Activities
Net Income	$9,931,970	$8,167,219
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred income tax, net	(2,222,706)	241,146
Depreciation, amortization and ARO accretion	14,757,322	10,434,769
Provision for loan loss	7,951,137	—
Net distributions and dividend income, including recharacterization of income	(371,323)	823,499
Net realized and unrealized (gain) loss on other equity securities	915,568	(4,199,375)
Unrealized gain on derivative contract	(48,494)	(53,132)
Common stock issued under directors compensation plan	90,000	—
Changes in assets and liabilities:
(Increase) decrease in accounts and other receivables	(1,326,469)	271,624
Increase in financing note accrued interest receivable	(488,880)	—
Increase in prepaid expenses and other assets	(70,846)	(170,830)
Increase in management fee payable	628,676	107,286
Increase (decrease) in accounts payable and other accrued liabilities	1,877,591	(175,707)
Increase (decrease) in current income tax liability	—	909,904
Increase (decrease) in unearned revenue	(711,230)	1,422,458
Net cash provided by operating activities	$30,912,316	$17,778,861
Investing Activities
Proceeds from sale of leased property held for sale	7,678,246	—
Deferred lease costs	(329,220)	—
Acquisition expenditures	(251,113,605)	(45,524,755)
Purchases of property and equipment, net	(113,262)	(11,022)
Increase in financing notes receivable	(39,248)	(15,510,956)
Return of capital on distributions received	87,995	873,820
Net cash used in investing activities	$(243,829,094)	$(60,172,913)
Financing Activities
Debt financing costs	(1,342,288)	(383,678)
Net offering proceeds on Series A Preferred Stock	54,210,476	—
Net offering proceeds on common stock	73,184,680	45,624,563
Net offering proceeds on convertible debt	111,262,500	—
Dividends paid on Series A Preferred Stock	(2,466,015)	—
Dividends paid on Common Stock	(19,929,939)	(11,114,645)
Distributions to non-controlling interest	(2,030,715)	(2,079,303)
Advances on revolving line of credit	45,392,332	2,535,671
Payments on revolving line of credit	(77,533,609)	(2,617,606)
Proceeds from term debt	45,000,000	—
Principal payments on term debt	(900,000)	—
Principal payment on credit facility	(2,646,000)	(2,058,000)
Net cash provided by financing activities	$222,201,422	$29,907,002
Net Change in Cash and Cash Equivalents	$9,284,644	$(12,487,050)
Cash and Cash Equivalents at beginning of period	7,578,164	17,963,266
Cash and Cash Equivalents at end of period	$16,862,808	$5,476,216

Supplemental Disclosure of Cash Flow Information
Interest paid	$2,657,567	$2,104,349
Income taxes paid (net of refunds)	$608,754	$430,225

Non-Cash Operating Activities
Change in accounts payable and accrued expenses related to prepaid assets and other expense	$6,275	—

Non-Cash Investing Activities
Change in accounts payable and accrued expenses related to intangibles and deferred costs	$3,435	—
Change in accounts payable and accrued expenses related to acquisition expenditures	$(448,780)	$408,778
Change in accounts payable and accrued expenses related to issuance of financing and other notes receivable	$(39,248)	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to the issuance of equity	$(72,685)	—
Change in accounts payable and accrued expenses related to debt financing costs	$35,472	$(68,660)
Reinvestment of distributions by common stockholders in additional common shares	$471,706	$99,081

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net Income attributable to CorEnergy Stockholders	$427,219	$1,888,418	$8,698,985	$6,999,485
Less:
Preferred Dividend Requirements	1,037,109	—	2,811,719	—
Net Income attributable to Common Stockholders	(609,890)	1,888,418	5,887,266	6,999,485
Add:
Depreciation	5,644,320	3,237,261	13,158,454	9,573,809
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455	1,234,364	1,234,365
NAREIT funds from operations (NAREIT FFO)	4,622,975	4,714,224	17,811,356	15,338,929
Add:
Distributions received from investment securities	274,550	864,575	742,056	1,697,319
Income tax expense (benefit) from investment securities	(450,699)	324,969	57,531	1,588,399
Less:
Net distributions and dividend income	241,563	1,686,637	1,025,381	1,686,637
Net realized and unrealized gain on other equity securities	(1,408,751)	(865,470)	(915,568)	2,512,738
Funds from operations adjusted for securities investments (FFO)	5,614,014	5,082,601	18,501,130	14,425,272
Add:
Provision for loan losses, net of tax	6,667,823	—	6,667,823	—
Transaction costs	133,009	102,591	880,307	139,540
Amortization of debt issuance costs	699,386	306,300	1,313,026	595,982
Amortization of deferred lease costs	22,824	15,343	53,508	46,026
Accretion of asset retirement obligation	169,521	—	169,521	—
Income tax expense	(114,940)	(86)	(351,668)	(7,124)
Amortization of above market leases	—	72,985	72,987	218,954
Noncash costs associated with derivative instruments	(13,965)	(18,200)	(48,493)	(53,132)
Less:
EIP Lease Adjustment	—	542,809	542,809	1,628,427
Non-Controlling Interest attributable to AFFO reconciling items	23,837	23,286	69,348	69,635
Adjusted funds from operations (AFFO)	$13,153,835	$4,995,439	$26,645,984	$13,667,456

Weighted Average Shares of Common Stock Outstanding:
Basic	59,620,742	31,641,851	51,331,901	31,090,370
Diluted (1)	77,044,990	31,641,851	51,331,901	31,090,370
NAREIT FFO attributable to Common Stockholders
Basic	$0.08	$0.15	$0.35	$0.49
Diluted (1)	$0.08	$0.15	$0.35	$0.49
FFO attributable to Common Stockholders
Basic	$0.09	$0.16	$0.36	$0.46
Diluted (1)	$0.09	$0.16	$0.36	$0.46
AFFO attributable to Common Stockholders
Basic	$0.22	$0.16	$0.52	$0.44
Diluted	$0.20	$0.16	$0.52	$0.44

(1) Diluted EPS for the three and nine months ended September 30, 2015, excludes the impact to income and the number of outstanding from the conversion of the 7.00% Convertible Senior Notes, because to do so, would be antidilutive.

Lease Revenue, Security Distributions, Financing Revenue, and Operating Results

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Lease Revenue, Security Distributions, Financing Revenue, and Operating Results
Leases:
Lease revenue	$16,966,056	$7,191,187	$31,102,036	$21,019,272
Other Equity Securities:
Net cash distributions received	274,550	866,768	742,056	1,710,556
Financing:
Financing revenue	182,604	413,482	1,511,900	578,829
Operations:
Sales revenue	1,434,694	1,741,209	5,442,257	6,814,346
Transportation revenue	3,557,096	—	10,753,810	—
Cost of sales	(382,851)	(1,284,711)	(2,201,139)	(5,377,067)
Transportation, maintenance and general and administrative	(856,050)	—	(2,924,010)	—
Operating expenses (excluding depreciation, amortization and ARO accretion)	(264,812)	(210,009)	(666,845)	(646,283)
Net Operations (excluding depreciation, amortization and ARO accretion)	3,488,077	246,489	10,404,073	790,996
Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results	$20,911,287	$8,717,926	$43,760,065	$24,099,653
Expenses	(2,837,762)	(1,841,493)	(7,311,610)	(4,609,408)
Non-Controlling Interest attributable to Adjusted EBITDA Items	(971,243)	(954,495)	(2,912,908)	(2,863,153)
Adjusted EBITDA	$17,102,282	$5,921,938	$33,535,547	$16,627,092

Reconciliation of Adjusted EBITDA to Income Attributable to Common Stockholders

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Adjusted EBITDA	$17,102,282	$5,921,938	$33,535,547	$16,627,092
Other Adjustments:
Distributions and dividends received in prior period previously deemed a return of capital (recorded as a cost reduction) and reclassified as income in a subsequent period	—	822,062	371,323	(10,682)
Net realized and unrealized gain on securities, noncash portion	(1,441,738)	(865,470)	(1,003,566)	2,512,738
Depreciation, amortization & ARO accretion	(5,836,665)	(3,252,604)	(13,381,483)	(9,619,835)
Interest expense, net	(3,854,913)	(977,635)	(6,129,073)	(2,623,972)
Provision for loan losses	(7,951,137)	—	(7,951,137)	—
Non-controlling interest attributable to depreciation, amortization, ARO accretion and interest expense	560,437	565,010	1,679,923	1,695,419
Income tax benefit (expense)	1,848,953	(324,883)	1,577,451	(1,581,275)
Preferred dividend requirements	(1,037,109)	—	(2,811,719)	—
Income Attributable to Common Stockholders	$(609,890)	$1,888,418	$5,887,266	$6,999,485